UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

June 12, 2012 (June 11, 2012)

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

STALAR 2, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-52972  26-1402651

 (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)

317 Madison Ave., Suite 1520, New York, NY 10017

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)

(212) 953-1544

Registrant's telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

On June 11, 2012, Stalar 2, Inc. (“Stalar” or the “Company”) entered into a Reorganization Agreement with Low Carbon Technologies International, Inc., a British Columbia corporation (“LCTI”), pursuant to which Stalar will acquire Low Carbon Technologies, Inc. a Wyoming corporation and a wholly-owned subsidiary of LCTI (“LCTI-Wyoming”) in consideration for 25,200,000 shares of common stock of Stalar to be delivered to LCTI at closing.  At closing, principals of LCTI will be elected to the board of directors of Stalar and the name of the corporation will be changed.  The foregoing is qualified by the precise terms of the Reorganization Agreement which is attached hereto as an exhibit.

Item 9.01.  Financial Statements and Exhibits

The following exhibits are filed herewith:

No.

Description

10.1

Reorganization Agreement dated as of June 11, 2012 by and between Stalar 2, Inc. and Low Carbon Technologies International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STALAR 2, INC.

(Registrant)

Dated: June 12, 2012

By:  \s\ Steven R. Fox

Steven R. Fox

President and Chief Executive Officer